ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:   JULY 1, 2001 - JULY 31, 2001

SETTLEMENT DATE:     15-AUG-01

A.       SERIES INFORMATION:

         Advanta Equipment Leasing Receivables Series 2000-1 LLC

         SERIES 2000-1

I.       AGGREGATE CONTRACT PRINCIPAL BALANCE:

         (a.)               Beginning Aggregate Contract Principal Balance                                          $ 242,187,248.01
                                                                                                                    ----------------
         (b.)               Contract Principal Balance of all Collections allocable to
                            Contracts                                                                               $  11,052,528.31
                                                                                                                    ----------------
         (c.)               Contract Principal Balance of Charged-Off Contracts                                     $   2,107,876.04
                                                                                                                    ----------------
         (d.)               Ending Aggregate Contract Principal Balance of all Contracts
                            as of this Settlement Date                                                              $ 229,026,843.66
                                                                                                                    ----------------


                            BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE
                            FOR THIS RELATED COLLECTION PERIOD)
         (e.)               Class A Principal Balance as of this
                            Settlement Date (Class A Note Factor)                 0.4806201                         $ 158,209,093.12
                                                                                 ----------                         ----------------
         (e1.)              Ending Class A-1 Principal Balance                    0.0569109       $ 10,317,093.12
                                                                                 ----------       ---------------
         (e2.)              Ending Class A-2 Principal Balance                    1.0000000       $ 63,269,000.00
                                                                                 ----------       ---------------
         (e3.)              Ending Class A-3 Principal Balance                    1.0000000       $ 84,623,000.00
                                                                                 ----------       ---------------
         (f.)               Ending Class B Principal Balance as of this
                            Settlement Date (Class B Note Factor)                 0.4806200                         $ 13,560,694.47
                                                                                 ----------                         ---------------
         (g.)               Ending Class C Principal Balance as of this
                            Settlement Date (Class C Note Factor)                 0.4806202                         $  9,040,465.18
                                                                                 ----------                         ---------------
         (h.)               Ending Class D Principal Balance as of this
                            Settlement Date (Class D Note Factor)                 0.4806199                         $  4,520,230.43
                                                                                 ----------                         ---------------
         (i.)               Ending Class E Principal Balance as of this
                            Settlement Date (Class E Note Factor)                 0.4870284                         $ 11,451,011.08
                                                                                 ----------                         ---------------
         (j.)               Ending Class F Principal Balance as of this
                            Settlement Date (Class F Note Factor)                 0.4870286                         $ 29,774,254.92
                                                                                 ----------                         ---------------



II.      COMPLIANCE RATIOS:

         (a.)               Aggregate Contract Balance Remaining ("CBR") of all Contracts                           $256,454,809.58
                                                                                                                    ---------------
         (b.)               CBR of Contracts 1 - 30 days delinquent                                                 $ 27,762,658.75
                                                                                                                    ---------------
         (c.)               % of Delinquent Contracts 1- 30 days as of the related
                            Calculation Date                                                                                 10.83%
                                                                                                                    ---------------
         (d.)               CBR of Contracts 31 - 60 days delinquent                                                $ 10,267,624.41
                                                                                                                    ---------------
         (e.)                % of Delinquent Contracts 31- 60 days as of the related
                             Calculation Date                                                                                 4.00%
                                                                                                                    ---------------
         (f.)               CBR of Contracts 61 - 90 days delinquent                                                $  5,949,372.13
                                                                                                                    ---------------
         (g.)               % of Delinquent Contracts 61- 90 days as of the related
                            Calculation Date                                                                                  2.32%
                                                                                                                    ---------------
         (h.)               CBR of Contracts > 91 days delinquent                                                   $  5,437,744.81
                                                                                                                    ---------------
         (i.)               % of Delinquent Contracts > 91 days as of the related
                            Calculation Date                                                                                  2.12%
                                                                                                                    ---------------
         (j1.)              % of Delinquent Contracts 31 days or more as of the related
                            Calculation Date                                                                                  8.44%
                                                                                                                    ---------------
         (j2.)              Month 2:                  Jun-01                                                                  8.27%
                                              ---------------                                                       ---------------
         (j3.)              Month 3:                  May-01                                                                  8.86%
                                              ---------------                                                       ---------------
         (j4.)              Three month rolling average % of Delinquent Contracts 31 days
                            or more                                                                                           8.52%
                                                                                                                    ---------------

         (k1.)              Net Charge-Off % for the related Collection Period (annualized
                            30/360)                                                                                           8.38%
                                                                                                                    ---------------
         (k2.)              Month 2:                  Jun-01                                                                 10.16%
                                              ---------------                                                       ---------------
         (k3.)              Month 3:                  May-01                                                                  5.87%
                                              ---------------                                                       ---------------
         (k4.)              Three month rolling average % for Defaulted Contracts                                             8.14%
                                                                                                                    ---------------
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
         (l1.)              Cumulative Net Loss Percentage                                                                  5.3074%
                                                                                                                    ---------------
         (l2.)              Does the Cumulative Net Loss % exceed
         (l3.)              The Loss Trigger Level % from Beginning Period to and
                            including 12th Collection Period ?  Y or N                                                          N/A
                                                                                                                    ---------------
         (l4.)              The Loss Trigger Level % from 13th Collection Period to and
                            including 24th Collection Period ? Y or N                                                            NO
                                                                                                                    ---------------
         (l5.)              The Loss Trigger Level % from 25th Collection Period and
                            thereafter ?  Y or N                                                                                N/A
                                                                                                                    ---------------
         (m5.)              Is there currently a Trigger Event which has not been cured
                            for this payment date  Y or N                                                                        NO
                                                                                                                    ---------------
         (m5.)              Is there currently an Event of Default for this payment date
                            Y or N                                                                                               NO
                                                                                                                    ---------------


III.     FLOW OF FUNDS:

         (1.)               The amount on deposit in Available Funds                                                $ 13,314,113.50
                                                                                                                    ---------------
         (2.)               Amounts deposited, if any, by the Servicer to the Collection
                            Account for contracts repurchased                                                       $     69,150.56
                                                                                                                    ---------------
         (3.)               Total deposits in the Collection Account to be used as
                            available funds on this Payment Date (1+2)                                              $ 13,383,264.06
                                                                                                                    ---------------
         (4.)               Funds to the servicer, any Excluded Amounts-Residual Receipts                           $    157,094.54
                                                                                                                    ---------------
         (a.)               To the Trustee, trustee fees and expenses subject to an annual
                            limit .                                                                                              --
                                                                                                                    ---------------
         (b.)               To the Servicer, any unrecoverable servicer advances / initial
                            unpaid balance amounts                                                                  $    159,556.43
                                                                                                                    ---------------
         (c.)               To the Servicer, the servicing fee then due and miscellaneous
                            amounts, if any                                                                         $    201,822.71
                                                                                                                    ---------------


                            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST
                            HOLDERS: INTEREST

         (d.)               To Class A, the total Class A Note Interest for the related
                            interest accrual period                                                                 $  1,016,528.91
                                                                                                                    ---------------
                                              Interest on Class A-1 Notes                         $   111,820.65
                                                                                                  --------------
                                              Interest on Class A-2 Notes                         $   382,513.83
                                                                                                  --------------
                                              Interest on Class A-3 Notes                         $   522,194.43
                                                                                                  --------------
         (e.)               Interest on Class B Notes for the related interest accrual period                       $     90,454.65
                                                                                                                    ---------------
         (f.)               Interest on Class C Notes for the related interest accrual period                       $     61,300.19
                                                                                                                    ---------------
         (g.)               Interest on Class D Notes for the related interest accrual period                       $     31,966.22
                                                                                                                    ---------------


                            CLASS E INTEREST:

         (h1.)              If Class E Noteholder is not Originator, then Interest on
                            Class E Notes for the related interest accrual period or                                             --
                            otherwise $0                                                                            ---------------

         (h2.)              If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the
                            Class A, Class B, Class C and Class D notes or otherwise $0           $   103,431.15
                                                                                                  --------------

                            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST
                            HOLDERS: PRINCIPAL

         (i1.)              Class A percentage                                                          0.699999
                                                                                                  --------------
         (i2.)              To Class A, amount from reserve account, if any                                   --
                                                                                                  --------------
         (i3.)              To Class A, the Class A overdue principal, if any                                 --
                                                                                                  --------------
         (i4.)              To Class A, the Class A monthly principal payment amount              $ 9,212,269.88
                                                                                                  --------------
         (i5.)              To Class A, the additional principal, if any, allocable from
                            Class E interest amount                                               $    88,294.97
                                                                                                  --------------
         (i6.)              To Class A, the additional principal, if any, allocable from
                            Class F floor amount                                                              --
                                                                                                  --------------
         (i7.)              Total principal payment to Class A  (i2-i6)                           $ 9,300,564.85
                                                                                                  --------------
         (i8.)                                Principal payment to Class A-1 Noteholders  .                         $  9,300,564.85
                                                                                                                    ---------------
         (i9.)                                Principal payment to Class A-2 Noteholders  .                                      --
                                                                                                                    ---------------
         (i10.)                               Principal payment to Class A-3 Noteholders  .                                      --
                                                                                                                    ---------------
         (j1.)              Class B percentage                                                         0.0599996
                                                                                                  --------------
         (j2.)              To Class B, amount from reserve account, if any                                   --
                                                                                                  --------------
         (j3.)              To Class B, the Class B overdue principal, if any                                 --
                                                                                                  --------------
         (j4.)              To Class B, the Class B monthly principal payment amount              $   789,619.00
                                                                                                  --------------
         (j5.)              To Class B, the additional principal, if any, allocable from
                            Class E interest amount                                               $     7,568.09
                                                                                                  --------------
         (j6.)              To Class B, the additional principal, if any, allocable from
                            Class F floor amount                                                              --
                                                                                                  --------------
         (j7.)              Total principal payment to Class B Noteholders (j2-j6)                                  $    797,187.09
                                                                                                                    ---------------
         (k1.)              Class C percentage                                                         0.0399997
                                                                                                  --------------
         (j2.)              To Class C, amount from reserve account, if any                                   --
                                                                                                  --------------
         (k3.)              To Class C, the Class C overdue principal, if any                                 --
                                                                                                  --------------
         (k4.)              To Class C, the Class C monthly principal payment amount              $   526,412.23
                                                                                                  --------------
         (k5.)              To Class C, the additional principal, if any, allocable from
                            Class E interest amount                                               $     5,045.40
                                                                                                  --------------
         (k6.)              To Class C, the additional principal, if any, allocable from
                            Class F floor amount                                                              --
                                                                                                  --------------
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
         (k7.)              Total principal payment to Class C Noteholders (k2-k6)                                  $    531,457.63
                                                                                                                    ---------------
         (l1.)              Class D percentage                                                         0.0199999
                                                                                                  --------------
         (l2.)              To Class D, amount from reserve account, if any                                   --
                                                                                                  --------------
         (l3.)              To Class D, the Class D overdue principal, if any                                 --
                                                                                                  --------------
         (l4.)              To Class D, the Class D monthly principal payment amount              $   263,206.77
                                                                                                  --------------
         (l5.)              To Class D, the additional principal, if any, allocable from
                            Class E interest amount                                               $     2,522.70
                                                                                                  --------------
         (l6.)              To Class D, the additional principal, if any, allocable from
                            Class F floor amount                                                              --
                                                                                                  --------------
         (l7.)              Total principal payment to Class D Noteholders (l2-l6)                                  $    265,729.47
                                                                                                                    ---------------
         (m1.)              Class E percentage                                                         0.0499986
                                                                                                  --------------
         (m2.)              To Class E, amount from reserve account, if any                       $         0.00
                                                                                                  --------------
         (m3.)              To Class E, the Class E overdue principal, if any                                 --
                                                                                                  --------------
         (m4.)              To Class E, the Class E monthly principal payment amount              $   658,001.79
                                                                                                  --------------
         (m5.)              To Class E, the additional principal, if any, allocable from
                            Class F floor amount                                                              --
                                                                                                  --------------
         (m6.)              Total principal payment to Class E Noteholders (m2-m5)                                  $    658,001.79
                                                                                                                    ---------------



                            TO THE RESERVE ACCOUNT:

           (4.)             The amount, if any, needed to maintain the amount in the
                            reserve account at the required reserve amount                                          $    111,599.57
                                                                                                                    ---------------



                            CLASS F PAYMENTS:

         (n1.)              Sub-Total of funds disbursed through the Reserve Account              $13,383,264.06
                                                                                                  --------------
         (n2.)              Funds available to be paid to Class F                                 $           --
                                                                                                  --------------
         (n3.)              Class F percentage                                                         0.1300032
                                                                                                  --------------
         (n4.)              Class F floor amount                                                  $ 9,405,070.31
                                                                                                  --------------
         (n5.)              Class F principal balance before payment of principal on this
                            payment date                                                          $31,485,149.58
                                                                                                  --------------
         (n6.)              If Funds available to be paid to Class F (n2) is greater than
                            $0, then payment as follows:
         (n7.)              If principal balance (n5) is greater than Class F floor (n4)
                            then to Class F in an amount equal to the lesser of (a) Class
                            F monthly principal amount until the Class F principal balance has been reduced to the Class F floor amount and (b) funds
                            available                                                                               $            --
                                                                                                                    ---------------
         (n8.)              If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0
                                                                                                                    ---------------

                            TO THE TRUSTEE:

         (7.)               To the Trustee, any fees and expenses not previously paid
                            subject to a limit
                                                                                                                    ---------------
                            TO THE ISSUERS:

         (8.)               To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after all
                            payments are made above                                                                 $          0.00
                                                                                                                    ---------------


IV.      SERVICER ADVANCES

         (a.)               Aggregate amount of Servicer Advances at the beginning of the
                            Collection Period                                                                       $  4,146,277.77
                                                                                                                    ---------------
         (b.)               Servicer Advances reimbursed during the Collection Period                               $     39,246.11
                                                                                                                    ---------------
         (c.)               Amount of unreimbursed Service Advances to be reimbursed on the
                            Settlement Date                                                                         $    159,556.43
                                                                                                                    ---------------
         (d.)               Servicer Advances made during the related Collection Period                             $            --
                                                                                                                    ---------------
         (e.)               Aggregate amount of Servicer Advances at the end of the
                            Collection Period                                                                       $  3,947,475.23
                                                                                                                    ---------------
         (f.)               Amount of delinquent Scheduled Payments for which Servicer
                            Advances were not made                                                                               --
                                                                                                                    ---------------


V.       RESERVE ACCOUNT

         (a.)               Amount on deposit at the beginning of the related Collection
                            Period                                                                                  $  4,238,473.92
                                                                                                                    ---------------
         (b.)               Reserve Account initial deposit
                                                                                                                    ---------------
         (c.)               Amount of interest earnings reinvested for the related Monthly
                            Period                                                                                  $            --
                                                                                                                    ---------------
         (d.)               Amounts used to cover shortfalls, if any,  for the related
                            Collection Period
                                                                                                                    ---------------
         (e.)               Amounts used as required in a Trigger Event , if any,  for the
                            related Collection Period                                                               $            --
                                                                                                                    ---------------
         (f.)               Amounts transferred in from the Collection Account, if
                            applicable (line 4)                                                                     $    111,599.57
                                                                                                                    ---------------
         (g.)               Interest earnings for the related Monthly Period                                        $     14,427.79
                                                                                                                    ---------------
         (h.)               Interest  earnings withdrawn and included as Available Funds
                            for the related Monthly Period                                                          $     14,427.79
                                                                                                                    ---------------
         (i.)               Amount on deposit at the end of the related Collection Period                           $  4,350,073.49
                                                                                                                    ---------------

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
         (j.)               Is the Required Reserve Amount equal to the balance in the
                            Reserve Account as of the related Collection period ? Y or N                                          N
                                                                                                                    ---------------





VI.      ADVANCE PAYMENTS

         (a.)     Beginning aggregate Advance Payments                                                              $  2,467,205.09
                                                                                                                    ---------------
         (b.)     Add:  Amount of Advance Payments collected during the related Collection
                  Period                                                                                            $  1,975,517.28
                                                                                                                    ---------------
         (c.)     Add:  Investment earnings for the related  Collection Period                                      $            --
                                                                                                                    ---------------
         (d.)     Less: Amount of Advance Payments withdrawn for deposit into Facility
                  Account                                                                                           $  1,922,148.84
                                                                                                                    ---------------
         (e.)     Ending aggregate Advance Payments                                                                 $  2,520,573.53
                                                                                                                    ---------------






         ADVANTA BANK CORP., AS SERVICER

         BY:                /s/ KIRK WEILER
                            -----------------------------
         TITLE:             V.P. Finance/Treasurer
                            -----------------------------
         DATE:              08/10/01
                            -----------------------------



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